SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 2003
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                        General DataComm Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


  Delaware                            1-8086                   06-0853856
  --------                            ------                   ----------
  (State or Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)


                       Naugatuck, Connecticut                     06770
                       ----------------------                     -----
              (Address of Principal Executive Offices)         (Zip Code)



           Registrant's telephone number, including area code (203) 729-0271
                                                              --------------



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.   Other Events

On  March  27,  2003,  General  DataComm  Industries,  Inc.  filed a  Disclosure
Statement in the Delaware Bankruptcy Court in respect to a Plan of Reorganization ("Plan") proposed jointly by the Company and its secured lenders. The Plan sets forth the proposed reorganization of the Company's assets and distribution of recoveries to creditors and equity security holders. The Plan contemplates that there will be a 100% estimated recovery to all creditors.

The Disclosure Statement will be considered for approval by the Bankruptcy Court at its hearing on April 29, 2003. If approved by the Court the Plan and Disclosure Statement will thereafter be distributed to the Company's creditors and equity security holders for a vote.











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


                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         General DataComm Industries, Inc.
                                         ---------------------------------
                                                   (Registrant)


                                         By:  /S/ WILLIAM G. HENRY
                                             -----------------------
                                             William G. Henry
                                             Vice President and
                                             Principal Financial Officer



Dated:  April 1, 2003


















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